Risks	12 Months Ended
Dec. 31, 2018
Risks [abstract]
Disclosure of financial risk management [text block]
25	Risks

The Group is mainly exposed to liquidity risk, interest rate risk and credit risk.

Foreign exchange risk

The Group has primarily exposure to the USD, GBP and JPY as foreign currency.

During 2018 the impact of changes in foreign currency rates on the cash and term accounts held in USD funded through the initial public offering proceeds was positive for an amount of K€752.

If the USD (rate for 1 EUR) would have appreciated by 10%, the net result would have been K€1,561 higher, excluding the effect of the cash and term accounts held in USD. If the USD (rate for 1 EUR) would have depreciated by 10%, the net result would have been K€1,278 lower, excluding the effect of the cash and term accounts held in USD.

To limit the exposure to foreign currency rate fluctuations on GBP and JPY, the Group has entered into currency rate swaps as of 2017. We refer to note 20.

Liquidity risk

The liquidity risk is that the Group may not have sufficient cash to meet its payment obligations. This risk is countered by day-by-day liquidity management at the corporate level. The Group has historically entered into financing and lease agreements with financial institutions to finance significant projects and certain working capital requirements. At December 31, 2018 the Group still has undrawn lines of credit totaling K€26,040, including K€25,000 from the European Investment Bank (EIB) as mentioned in the below paragraph (2017: K€4,473; 2016: K€4,355).

On September 29, 2017 KBC Bank and Materialise agreed on a credit facility, mainly related to the financing of the ACTech acquisition, in which debt covenants were determined based on the ratio of the Group’s total net financial debt over EBITDA.

On December 20, 2017, the European Investment Bank (EIB) and Materialise entered into a finance contract to support Materialise’s ongoing research and development programs for growth from 2017 to 2020. The contract provides a credit of up to €35.0 million drawable in two tranches. The first tranche could not exceed €25.0 million and could be drawn during the first year of the contract. The Group actually has drawn €10.0 million of this first tranche in the course of 2018. The second tranche can be drawn during the second year of the contract, subject to a specified debt ratio being met. The duration of the loan will be between six to eight years starting from the disbursement of the respective tranches, and includes a two-year loan reimbursement grace period. Loans under the contract will be made at a fixed rate, based on the Euribor rate at the time of the borrowing, plus a variable margin. The margin is initially equal to 1.86% and varies in function of certain EBITDA levels and debt ratios. The contract contains customary security, covenants and undertakings.

The range of contracted obligations are as follows:

in 000€	Less than 1 year	2 to 3 years	4-5 years	More than 5 years	Total
At December 31, 2018
Loan & borrowings	14,491	42,100	33,636	23,870	114,097
Trade payables	18,667	−	−	−	18,667
Other current liabilities	2,267	−	−	−	2,267
Total	35,425	42,100	33,636	23,870	135,031

	Less than 1 year	2 to 3 years	4-5 years	More than 5 years	Total
At December 31, 2017*
Loan & borrowings	14,331	37,933	22,286	32,699	107,249
Trade payables	15,670	−	−	−	15,670
Other current liabilities	1,390	−	−	−	1,390
Total	31,391	37,933	22,286	32,699	124,309

	Less than 1 year	2 to 3 years	4-5 years	More than 5 years	Total
At December 31, 2016
Loan & borrowings	6,050	10,787	7,471	12,620	36,928
Trade payables	13,400	−	−	−	13,400
Other current liabilities	634	−	−	−	634
Total	20,084	10,787	7,471	12,620	50,962

Interest rate risk

Although the Group mainly has loans outstanding with a fixed interest rate, some of the loans have been contracted with variable interest rates. The most significant loans with variable interest rates have been secured by means of a variable to fixed interest rate swap. We therefore believe that the Group is not subject to immediate changes in interest rates. With respect to the interest rate swaps, we refer to note 20.

Credit risk

Credit risk is the risk that third parties may not meet their contractual obligations resulting in a loss for the Group. The Group is exposed to credit risk from its operating activities (primarily trade receivables) and from its financing activities, which are mainly deposits with financial institutions. The Group limits this exposure by contracting with credit-worthy business partners or with financial institutions which meet high credit rating requirements. In addition, the portfolio of receivables is monitored on a continuous basis.

Trade receivables and contracts in progress

Customer credit risk is managed by each business unit subject to the Group’s established policy, procedures and controls relating to customer credit risk management.

An impairment analysis is performed at each reporting date per company and using a provision matrix per company to measure expected credit losses. The provision rates are based on days past due for groupings of various customer segments with similar loss patterns (i.e., by legal entity).

The calculation reflects the probability-weighted outcome, the time value of money and reasonable and supportable information that is available at the reporting date about past events, current conditions and forecasts of future economic conditions. Generally, trade receivables are written-off if past due for more than one year and are not subject to enforcement activity. The maximum exposure to credit risk at the reporting date is the carrying value of each class of financial assets disclosed in Note 11. The Group does not hold collateral as security.

The Group evaluates the concentration of risk with respect to trade receivables as low, as its customers are located in several jurisdictions and industries and operate in largely independent markets.

Set out below is the information about the credit risk exposure on the Group’s trade receivables using a provision matrix:

in 000€	Total	Non-due	Less than 30 days	31-60 days	61-90 days	91-180 days	More than 181 days
December 31, 2018	36,891	26,208	5,395	1,479	931	1,512	1,366
December 31, 2017	35,582	21,630	6,920	1,765	1,526	1,614	2,127
December 31, 2016	27,479	15,590	6,434	1,885	490	2,008	1,072

Capital management

The primary objective of the Group’s shareholders’ capital management strategy is to ensure it maintains healthy capital ratios to support its business and maximize shareholder value. Capital is defined as the Group shareholder’s equity.

The Group consistently reviews its capital structure and makes adjustments in light of changing economic conditions. The Group made no changes to its capital management objectives, policies or processes during the years ended December 31, 2018, 2017 and 2016.